UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 20, 2008	000-52641
Date of Report (Date of earliest event reported)	Commission File Number

SILVER RESERVE CORP.
(Exact name of registrant as specified in its charter)

Delaware	98-0492752
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1226 White Oak Blvd., Suite 10A Oakville, Ontario L6H 2B9
(Address of Principal Executive Offices) (Zip Code)

905-845-1073

(Registrant’s telephone number, including area code)

Item 5.02  Departure of Directors or Certain Officers

The Board of Directors of Silver Reserve Corp. (the “Company”) has accepted the resignation of Stafford Kelley as Corporate Secretary of the Company, effective as of March 20, 2008. There were no disagreements between Mr. Kelley and the Company with regards to the Company’s operations, policies or practices.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER RESERVE CORP.

March 24, 2008	/s/ Todd D. Montgomery
Name: Todd D. Montgomery
Title: President